Concentration of Risk	12 Months Ended
Dec. 31, 2012
Notes
Concentration of Risk

NOTE 10:  CONCENTRATION OF RISK

The producing oil and gas assets of the Company are all located in Australia.  These continue to be the primary source of operating revenues for the Company.

Accounts at the bank are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 per depositor. Combined balances at December 31, 2012 at the Company’s primary bank did not exceed federally insured limits. At December 31, 2012, $211,566 was held in an Australian bank. At December 31, 2011, $207,591 in the Australian bank is restricted to comply with environmental bond requirements of the Queensland, Australia government and accordingly is classified as Other Assets on the Balance Sheet.